Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed due diligence services as described below on a population of 270 reverse mortgage loans (the “Review”). The population included 224 proprietary reverse and 46 non-insured Home Equity Conversion Mortgage loans (“HECMs”) that were contributed to the CFMT 2022-RM4 securitization asset pool (the “Securitization Population”) by Cascade Funding, LP - Series 2 (the “Client”).

(2) Sample size of the assets reviewed.

AMC’s review covered (i) 100% of the reverse mortgage loans in the Securitization Population; or (ii) a sample of a desired population, as detailed in the pages below.

The scope of the due diligence performed by AMC of the mortgage loans was as follows: (1) for certain loans detailed below, AMC obtained Broker Price Opinions ("BPO") from a third-party vendor(2) AMC conducted a death database review by inputting each borrower’s first name, last name and social security number to confirm date of death or other applicable status (e.g. not found) for all borrowers under the Mortgage Loans (the "Death Database Review"), (3) AMC ordered credit reports detailing FICO scores for the purpose of preparing a summary of FICO scores for the borrowers under the mortgage loans (the "Credit Report Review"), with respect to all 270 of the mortgage loans, (4) AMC conducted data capture reviews to confirm that certain information, as prescribed below, in the loan tape provided by the prior owner of the mortgage loans to the Client matched the data found in the mortgage loan files related to the mortgage loans (the "Data Capture Review"), and (5) AMC ordered an Owners and Encumbrance Report from a third-party and conducted title reviews on each mortgage loan to determine if, with respect to each mortgaged property, any outstanding liens were in existence on the related mortgaged property, the related mortgage was not in a first lien position, and whether the related mortgage was not found (the Title Review), (6) AMC obtained a Property Tax Report from a third-party vendor, and (7) for certain loans detailed below, AMC performed a collection comment review for the 24-month period prior to the Review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk (including hardship, life changes, etc), possible servicer remedies, loss mitigation efforts and modifications.

(3) Determination of the sample size and computation.

The sample size was determined by Client and is consistent with industry standards; however, none of the engagement, procedures, or report were intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC conducted data capture reviews with respect to all 270 of the mortgage loans to confirm that the information identified in the “Field” column of the table below in the loan tape provided by the Client matched the data found in the mortgage loan files related to the mortgage loans. While AMC found discrepancies in certain of those data fields, the Client has corrected all such discrepancies in the final data tape used for this transaction. This comparison included the following data fields:

Field
Property City
Property State
Property Zip Code
Property Address
Property Type
Originator
Origination Date
Original Interest Rate
Initial Draw
Original Principal Limit

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Amortization Type
Index Type
Margin
Maximum Interest Rate (Life Cap)
Borrower Gender
Coborrower Gender
Borrower Birth Date
Coborrower Birth Date
Original Appraised Value
Most Recent Property Value Date
Most Recent Property Value Type
Most Recent Property Value ($)
Product Type

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

The Review did not include adherence to stated underwriting or credit extension guidelines, standards, or criteria.

(6) Value of collateral securing the assets: review and methodology.

A BPO was ordered for all loans with a most recent valuation greater than seven months prior to the cut-off date. Upon receipt of the related BPO AMC (i) verified that the address matched the related note, (ii) confirmed that the BPO did not include any apparent environmental problems and (iii) reviewed pictures of the mortgaged property to ensure (a) that the mortgaged property was in average or better than average condition and any repairs were noted where required, (b) that the mortgaged property was the one for which the BPO was ordered and (c) that there are no negative external factors. For 112 loans in the Securitization Population AMC reviewed an Automated Valuation Model (AVM) output, provided by the Client and verified that the address matched the related Note.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

The Review did not include adherence to stated underwriting or credit extension guidelines, standards, or criteria.

(8) Other: review and methodology.

Death Database Review

For the 341 borrowers across the 270 mortgage loans, AMC utilized a death database to input each borrower’s first name, last name and social security number to confirm date of death or other applicable status (e.g. not found) for all borrowers.

Credit Report

AMC ordered FICO scores for the 341 borrowers across the 270 mortgage loans.

Title Review

Title search reports were ordered and received by AMC between 2017-2021 for each mortgaged property securing a loan in the Securitization Population and upon receipt and review of the current owner’s title search results, AMC identified whether or not the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. For the purposes of identifying potentially superior post-origination homeowners’ association (“HOA”) liens, the Client has vetted and approved for use a list of states prepared by outside counsel for which potentially superior post origination HOA liens may take priority over the subject mortgage. The states identified by the Client to be super lien states are: AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA, and WV. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on Schedule B of the applicable title policies.

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Collection Comment Review: From the data tape received from Client. AMC selected all loans in the Securitization Population that were not in an active status as of the cut-off date and performed a collection comment review for the 24-month period prior to the date of such review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk (including hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts and modifications.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.  SitusAMC also hereby disclaims any representation or warranty as to accuracy or completeness of the Report, the inclusion or omission of any facts or information, or as to its suitability, sufficiency or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

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SUMMARY OF FINDINGS AND CONCLUSIONS

AMC Diligence, LLC makes no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the loans in the Securitization Population except those elements identified in Item 4 Section 4 of this Certification and validated through due diligence or the conformity of their characteristics with those assumed for purposes of the Review described herein, (ii) existence or ownership of the loans in the Securitization Population, or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies. In addition, we make no representation as to questions of legal interpretation or as to the sufficiency of the procedures enumerated in the preceding paragraphs. The information provided to us, including the information set forth in the Securitization Population, is the responsibility of the Client.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the loans in the Securitization Population to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such loans or (iii) compliance of the originator of such loans with federal, state, and local laws and regulations.

Data Capture Review (270 Mortgage Loans)

For all the loans in the Securitization Population AMC compared data fields on the securitization tape provided by the Client to the data found in the actual file. Total variances were identified.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
Property City	0	270	0%	270
Property State	0	270	0%	270
Property Zip Code	0	270	0%	270
Property Address	0	270	0%	270
Property Type	11	270	4.07%	270
Originator	6	270	2.22%	270
Origination Date	13	270	4.81%	270
Original Interest Rate	6	270	2.22%	270
Initial Draw	69	270	25.56%	270
Original Principal Limit	20	270	7.41%	270
Amortization Type	0	270	0.00%	270
Index Type	2	213	0.94%	270
Margin	2	213	0.94%	270
Maximum Interest Rate (Life Cap)	8	213	3.76%	270
Borrower Gender	20	270	7.41%	270
Coborrower Gender	13	72	18.06%	270
Borrower Birth Date	48	270	17.78%	270
Coborrower Birth Date	16	72	22.22%	270
Original Appraised Value	37	270	13.70%	270
Most Recent Property Value Date	30	270	11.11%	270
Most Recent Property Value Type	6	270	2.22%	270
Most Recent Property Value ($)	12	270	4.44%	270
Product Type	0	270	0.00%	270

At the Client's request, a social security number search was run by LexisNexis to verify the primary borrower and coborrower’s birthdate on 49 loans with 64 borrower or co-borrower birthdate exceptions. 36 borrowers, related to 29 loans, with exceptions identified had dates of birth from LexisNexis that matched the tape provided by the Client.  The remaining 28 borrowers, related to 20 loans, had dates of birth that did not match the tape.

Death Database Review (270 Mortgage Loans)

For the 341 borrowers across the 270 mortgage loans, AMC utilized a death database to input each borrower’s first name, last name and social security number to confirm date of death or other applicable status (e.g. not found) for all borrowers. There were no mortgage loans where a borrower death was found that was not on the loan tape provided by the Client.

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Credit Report (270 Mortgage Loans)

AMC ordered FICO scores for the 341 borrowers across the 270 mortgage loans. For 176 of the borrowers, AMC obtained complete FICO scores. FICO scores were not available for 156 borrowers (related to 135 mortgage loans). FICO scores were not received from the credit vendor for 9 borrowers (related to 9 loans) as of the date of this report.

Title Review (270 Mortgage Loans)

As requested by the Client all 270 loans in the Securitization Population received a title review utilizing a current owner’s title search and supporting materials provided by Client.

To facilitate the title review on 270 loans, the Client provided AMC with identifying data on the Securitization Population. Data provided by the Client, included the loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these loans through a service provider. Upon receipt and review of the current owner’s title search results, AMC identified whether or not the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. For the purposes of identifying potentially superior post-origination homeowners’ association (“HOA”) liens, the Client has vetted and approved for use a list of states prepared by outside counsel for which potentially superior post origination HOA liens may take priority over the subject mortgage. The states identified by the Client to be super lien states are: AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA, and WV. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on Schedule B of the applicable title policies.

As part of the due diligence services, the Client provided AMC with identifying data on 270 HECMs in the Securitization Population.  There were five (5) loans that were determined to have critical findings based on the scope of reviews set forth herein. The results of the review were provided to the Client for which they confirmed that all five (5) loans are either in an REO status or liquidated.

Tax Review

A current Tax Report was ordered from a third-party for all loans in the Securitization Population. The results of the Tax Report were received and provided to the Client.

Collection Comment Review Results Summary (152 Mortgage Loans)

Of the mortgage loans subject to the collection comment review, 24 mortgage loans triggered an EV2 exception level and 128 mortgage loans triggered an EV3 exception level. There were no mortgage loans with EV1 exception levels.

Exception level severity is defined in the following categories:

Event Level 1 (“EV1”)

The loan test results identify minimal to no current risk to the asset. Exceptions in this category are informational and have been resolved, active resolution is in process or expected, or immaterial in nature.

Event Level 2 (“EV2”)

The loan test results identify potentially limited risk to the overall asset. Exceptions in this category identify events that may have an active resolution in process or expected but details are unclear or unresolved. Additionally, events may be associated with potential milestones that are pending or not completed that may cause a future impact to the asset (i.e. tax sale but during redemption).

Event Level 3 (“EV3”)

The loan test results identify higher risk to the overall asset. Exceptions in this category are considered material and identify events that negatively or potentially negatively impact the following: ownership/proof of standing, property condition, environmental concerns, borrower ability to repay, legal action, loss mitigation efforts in process, reputational risks to asset owner (i.e. borrower disputes, lawsuits, etc.).

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Servicing Review Grade	Loan Count	% of Loans
EV1	0	0.00%
EV2	24	15.79%
EV3	128	84.21%
Total	152	100%

EV3 Exceptions	Exception Count
Active Litigation - Notes indicate litigation, no indication resolved	2
Collection Comments - Incomplete	12
Contested Foreclosure	25
Current Bankruptcy with no relief granted	1
Damaged property	28
Delinquent HOA fees	2
Environmental Damage	6
Evidence of environment issues surrounding property	1
Foreclosure Sale Date Scheduled Within Next 6 Months	3
Foreclosure processing has been delayed	19
Lawsuit borrower- Servicer/Lender	1
Legal Description Issue - Mortgage contained incorrect legal and no actions to correct to date	2
Loan is in Foreclosure	96
Mortgagor deceased	37
REO Loan	23
Title Issue	14
Unsecured Vacant Property	6
Total	278

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